SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2005
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 2.05      Costs Associated with Exit or Disposal Activities

Item 9.01      Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Exhibit 99.1     Press Release and Furnished Financial Tables

Exhibit 99.2     Filed Financial Tables

Item 2.02	Results of Operations and Financial Condition

On May 17, 2005, Hewlett-Packard Company ("HP") issued a press release relating to its fiscal quarter ended April 30, 2005, entitled “HP Reports Second Quarter 2005 Results.” The text of this press release, along with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed GAAP statements of cash flows and certain additional financial information, are furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

In connection with its press release announcing its earnings for its fiscal quarter ended April 30, 2005, HP also provided the GAAP consolidated condensed quarterly financial statements for the fiscal quarter ended April 30, 2005 filed herewith as Exhibit 99.2. Exhibit 99.2 is filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and therefore may be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 2.05	Costs Associated with Exit or Disposal Activities

As a part of their ongoing cost structure management, HP’s various businesses routinely review the size and composition of their workforces and make adjustments they deem appropriate after evaluating a variety of factors. On May 17, 2005, HP determined that it would take workforce reductions across multiple HP businesses in the third quarter of fiscal 2005. HP expects that expenses for these workforce reductions will total approximately $100 million, or approximately 3 cents per share, including costs related to the voluntary severance incentive program initiated in the second quarter.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended April 30, 2005, entitled “HP Reports Second Quarter 2005 Results,” along with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed GAAP statements of cash flows and certain additional financial information (furnished herewith).

Exhibit 99.2	GAAP consolidated condensed quarterly financial statements for the fiscal quarter ended April 30, 2005 (filed herewith).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 17, 2005	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of the press release issued by HP dated May 17, 2005, entitled “HP Reports Second Quarter 2005 Results,” the non-GAAP consolidated condensed statements of earnings, the consolidated condensed GAAP statements of cash flows for the fiscal quarter ended April 30, 2005 and certain additional financial information (furnished herewith).

99.2	GAAP consolidated condensed quarterly financial statements for the fiscal quarter ended April 30, 2005 (filed herewith).